SUP-0116-1116

AB MUNICIPAL INCOME FUND II

-AB Michigan Portfolio

Supplement dated November 22, 2016 to the Summary Prospectus and Prospectus dated September 30, 2016 (the “Prospectuses”), offering Class A, Class B and Class C shares of AB Michigan Portfolio (the “Portfolio”).

At a Special Meeting of Shareholders of the Portfolio held on November 22, 2016, shareholders, at the recommendation of the Board of Trustees of AB Municipal Income Fund II (the “Board”), approved a proposal to liquidate and terminate the Portfolio (the “Liquidation”). It is anticipated that the Portfolio will make the liquidating distribution or distributions on or shortly after January 23, 2017, subject to the satisfactory winding up of the Portfolio’s operations.

On August 4, 2016, the Portfolio suspended most sales of its shares and exchanges into the Portfolio, in anticipation of the Liquidation. In addition, the Board has approved the suspension of the Portfolio’s distribution and/or service (Rule 12b-1) fees, as well as a waiver of contingent deferred sales charges (“CDSCs”) upon redemption of the Portfolio’s shares. The CDSC waiver will also apply to redemptions of shares of other AB Mutual Funds that are acquired through exchange of the Portfolio’s shares on or after the date of this Supplement. The Portfolio reserves the right to change these policies at any time.

Shareholders may redeem shares of the Portfolio and may exchange shares of the Portfolio for shares of the same class of other AB Mutual Funds in the manner described in the Portfolio’s Prospectus until January 19, 2017. Shareholders should be aware that the Portfolio will convert its assets to cash and/or cash equivalents approximately four weeks before the liquidating distributions are made to shareholders. After the Portfolio converts its assets to cash, the Portfolio will no longer pursue its stated investment objective or engage in any business activities, except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

This Supplement should be read in conjunction with the Prospectuses for the Portfolio.

You should retain this Supplement with your Prospectus or Prospectuses for future reference.

The [A/B] logo is a service mark of AllianceBernstein and AllianceBernstein® is a registered trademark used by permission of the owner, AllianceBernstein L.P.

SUP-0116-1116